                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                     SEPARATE ACCOUNTS                           POLICIES FUNDED BY THE
THE POLICIES                              UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
----------------------------------------- ------------------------------------------- -------------------------------------------
SERIES I SHARES                           Separate Account FUVUL of First Allmerica   ValuePlus Assurance (First Union)
AIM V.I. Capital Appreciation             Financial Life Insurance Company
  Fund
AIM V.I. Premier Equity Fund              Separate Account VA-P of First Allmerica    Pioneer Vision; Pioneer C-Vision; Pioneer
AIM V.I. Growth Fund                      Financial Life Insurance Company            XtraVision; Pioneer No-Load
AIM V.I. International Growth
  Fund                                    Separate Account VA-K(Delaware) of First    Delaware Medallion; Delaware Golden
AIM V.I. High Yield Fund                  Allmerica Financial Life Insurance Company  Medallion;
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Aggressive Growth Fund           Separate Account VA-K of First Allmerica    Agency C-Shares; ExecAnnuity; Annuity
AIM V.I. Blue Chip Fund                   Financial Life Insurance Company            Scout; Fund Quest; Allmerica Immediate
                                                                                      Advantage ("IVA")

SERIES II SHARES                          Allmerica Select Separate Account           Select Reward; Secondary Acclaim, Select
AIM V.I. Basic Value Fund                                                             Resource, Select Charter
AIM V.I. Capital Development
  Growth Fund                             Allmerica Select Separate Account II        Select Life, Select Inheiritage, Select
                                          (Life)                                      Single Premium Life, Select VUL 2001

                                          Separate Account SPVL                       Select III, Select SPL II

                                          Separate Account IMO                        Allmerica Select Life Plus; Allmerica VUL
                                                                                      2001; VUL 2001 Survivorship

                                          Inheiritage Account                         Select Inheiritage

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


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                                       AIM VARIABLE INSURANCE FUNDS, INC.


Attest:                                By:
       ----------------------------       --------------------------------
Name:                                  Name:  Robert H. Graham
Title:                                 Title: President


(SEAL)

                                       A I M DISTRIBUTORS, INC.


Attest:                                By:
       ----------------------------       --------------------------------
Name:                                  Name:  Robert H. Graham
Title:                                 Title: President


(SEAL)

                                       FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                       COMPANY



Attest:                                By:
       ----------------------------       --------------------------------
Name:                                  Name:  Mark A. Hug
Title:                                 Title: President


(SEAL)


                                       ALLMERICA INVESTMENTS, INC.



Attest:                                By:
       ----------------------------       --------------------------------
Name:                                  Name:  William F. Monroe Jr.
Title:                                 Title: President


(SEAL)

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